Exhibit 99.2



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                                                                FINAL TRANSCRIPT

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CCBNStreetEvents(SM)                    >>>
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CCBNStreetEvents Conference Call Transcript

CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04

Event Date/Time: Apr. 15. 2004 / 5:00PM ET
Event Duration: 48 min

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

CORPORATE PARTICIPANTS

 Laura Fournier
 Compuware - SVP & CFO

 Tommi White
 Compuware - COO

 Hank Jallos
 Compuware - EVP, Global Account Management

 Tom Costello
 Compuware - SVP & General Counsel

 Lisa Elkin
 Compuware - VP Corporate Communications & IR

CONFERENCE CALL PARTICIPANTS

 Kevin Buttigieg
 Kaufman Brothers - Analyst

 Damian Rinaldi
 First Albany - Analyst

 Kirk Materne
 Banc of America Securities - Analyst

 David Rudow
 Piper Jaffray - Analyst

 John Rizzuto
 Credit Suisse First Boston - Analyst

 Deepak Patel
 Signal Capital - Analyst

PRESENTATION

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Operator

(Caller instructions) Hello and welcome to the Compuware conference call. At the request of Compuware this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, VP of Communications and IR for Compuware Corporation. Ms. Elkin, you may begin.

--------------------------------------------------------------------------------
 Lisa Elkin  - Compuware - VP Corporate Communications & IR

Thank you very much, Wendy, and good afternoon ladies and gentlemen.

Participating in today's conference call and webcast are Peter Karmanos Chairman and CEO, Tommi White COO, Laura Fournier SVP and CFO, Hank Jallos EVP Global Account Management and Tom Costello, SVP and General Counsel.

Certain statements to be made in this call that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, will be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of today. While we believe any forward-looking statements we make will be reasonable, actual results could differ materially since the statements will be based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the SEC. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

The purpose of today's call is to provide forward-looking guidance for FY'05 and to discuss preliminary results for the fourth quarter of FY'04. I would like to stress that these are preliminary results. More details concerning these results will be provided on our scheduled May 12th earnings call.

To begin, Pete will comment on preliminary fourth quarter results and provide guidance for FY'05. Tommi and Hank will comment briefly on the quarter. Then Laura will highlight balance sheet items. We will then open the call to your questions.

I would now like to turn the call over to Pete. Pete?

Pete Karmanos, Jr: Thanks, Lisa.

I'd like to thank everybody for participating on such short notice. We really wanted to do this guidance for the coming year a little

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

                                                                Final Transcript
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CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial
Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

earlier, but it coincided with our quiet period till the end of our fourth quarter. So, we're doing it now because we've finished the fourth quarter as well. We still have our audit to go and we're going to have our regular conference call, I believe, on May the 12th, all right, where we'll discuss the quarter in detail.

So I am pleased to present the results of our planning process, as well as some initial color on what was an outstanding fourth quarter for FY'04.

For the fourth quarter, Compuware expects approximately $0.09 per share in earnings, a 50% increase over both the previous quarter and the same quarter last year. We expect about $337m in revenue for the quarter. Included in this revenue is an excellent new license figure of about $101.5m, a 30% and 25% increase over our year over year and sequential new license numbers respectively.

In addition, we had a net increase of about $12m in deferred license revenue during the quarter. We then have to go to a pro forma statement to reflect how much the change in license recognition has effected us, but we're building up a really nice kitty now.

Maintenance fees came in at roughly $104m, also showing an increase over the previous quarter and the same quarter last year. Interestingly, our professional service revenues have stabilized, coming in at $131m for the fourth quarter. This is the number that has been really affecting our revenue number going forward, even though it didn't represent a lot of the profit and it's nice that it stabilized and we'll be able to build on that.

We expect cash flow of approximately $120m for the quarter. These numbers represent a fantastic performance by the entire Compuware team and I believe they provide a very solid foundation for a very successful year to come. We are expecting earnings per share for FY'05 to be in the range of $0.18 to $0.24.

Please keep in mind, as we work throughout the fiscal year to achieve these numbers, you will still see some seasonality in our business. We're trying to smooth that, but it keeps popping its head up. Compuware will have profitable results throughout the year, but with modest first and second quarters followed by third and fourth quarters that finish the year with a flourish. I think it's simply the nature of our business and our customer negotiations and the seasonality we've always had that continues to inject the seasonality into our results.

Total revenues should increase in the range of 5% to 10% for the fiscal year, with cash flow of more than $200m positive. Compuware should have between $750m and $1b in cash and investments at the end of FY'05. Of course this depends on strategic applications we may make during the year that will be paid for with cash. That's why that range exists.

This forecast will be supported primarily by the continued growth of our distributed products, which we have demonstrated to our clients deliver the same tremendous value across businesses as our mainframe products do. We also expect a slight upward bump in mainframe product sales in the coming fiscal year.

During the next fiscal year we expect Compuware services revenue to be roughly flat, but with margins to increase significantly throughout the year. A return to the kind of core high value services upon which this Company was founded will help us see greater profits as our services revenue stabilizes.

Also, our product-related services will be increasingly more important. As we continue to revolve our business around Compuware's product-related services and high value technical work, there will be different margins during the first part of the year, but our services business should finish the year with margins in the teens.

I expect maintenance revenue to show a slight increase, perhaps in the 5% range, over the fiscal year and remember, this is the most profitable part of our business. Our customer relationship organization continues to reach out to Compuware customers, ensuring that they are aware of the tremendous cost savings and productivity increases our products deliver to their businesses every day.

I'll just take you to an aside here. You know some of our products, like Abend-AID, we've been selling for 25 years and we realize that quite suddenly that a lot of companies have no memory of purchasing the products or remember why they purchased the products. Because they have three or four generations of buyers in those companies since we first sold it and that's a very unusual situation to be in. I don't think there are many companies that have the level of enterprise products in the marketplace for the length of time that we've had them in our customer sites.

Conversely, the customers didn't remember why they bought them, but also our sales force, and we've had three or four generations of salespeople, didn't remember either and you know products like Compuware or File-AID are standards in the industry. And for many, many years, people, as they've changed jobs and went to different operations, would call us up and say, hey, you better bring your product in, we don't have it here.

We have gone back now. We're installing ROI calculators in every one of our products and much to our satisfaction, and in a lot of cases and to the surprise of our customers, our products are still delivering tremendous value and tremendous ROI. So, because of that our maintenance rates have remained largely stabile and the ability of our products continue to deliver tremendous value across the enterprises that they're installed in.

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

I look forward to providing you greater detail about this quarter and our plans for FY'05 on our May 12th call. I'll turn the call over to Tommi now.

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Tommi White - Compuware - COO

Thank you, Pete.

The sales environment in Q4 improved in a broad-based manner for all of Compuware's solutions. The efforts we have made to improve our solutions integration, our field sales education, and the marketing message explaining our solutions is being understood and endorsed by our customers and industry analysts.

Within our development, quality performance, and legacy modernization solutions, Compuware's distributed technologies showed marked acceleration in growth rate. As we continue to improve the value of our solutions, we also have improved our ability to demonstrate and communicate that value to our customers.

All of this is evidenced in our Q4 results. We anticipate this momentum in execution ability to continue into FY'05. Compuware has always provided outstanding technical quality in our tools, with an undeniable ROI that is immediate and substantial. As we continue to loosely integrate our tool sets, the solutions we provide across the enterprise infrastructure are gaining high visibility within our customer base.

This strategic repositioning of our core strength is what everyone at Compuware is striving to deliver to the marketplace. We are especially pleased with the results of our performance solutions in Q4, which combines the Vantage, STROBE, and Abend-AID product families into the most complete enterprise performance solutions on the market today.

This solution provides CIOs a business level view of application performance and directly relates the value of IT to the business operations at the enterprise level. This performance transparency allows direct communications with our business owners, as well as faster resolution of performance problems and proactive management of both application delivery and the infrastructure.

Our quality solutions offerings continue to gain momentum, led by our CARS offering, which combines our quality tools with process and specialized implementation services for our market-leading application quality solutions. We are encouraged by the increasing traction in our development solutions, led by our newest product line, OptimaJ, and anchored by UNIFACE, which also enjoyed improved sales. We also experienced sales improvement in our legacy modernization solutions.

So, as you can see, there is a broad-based improvement marked by some dramatic improvements in our distributed product lines. The retooling of our services business continues and the implementation of the Compuware certification program is underway. This program is designed to ensure our technicians are able to increase their capabilities to deliver the technical expertise most demanded by the marketplace.

We are focusing this business to concentrate on scaleable, sustainable offerings that support our sales strategies and products. This includes high-value enablement services that deliver immense value to our customers and command higher billing rates. They also target increased and improved use of Compuware solutions long-term.

These product-related services targeting performance, quality, development and modernization, combined with our application portfolio management and quality assurance competencies has the foundation for achieving solid results in a difficult market.

I am eager to share with you further details about our Q4 success on the May 12th call. Now I'll turn the call over to Hank.

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Hank Jallos - Compuware - EVP, Global Account Management

Thanks, Tommi.

We're encouraged by our growth in maintenance revenue on both a year over year and sequential basis. In fact, we are proud to say that we exceeded our maintenance revenue for Q4. We exceeded our plan for every product line as well.

While the growth was modest, it is important to point out that this was the second consecutive quarter in which we experienced year over year and sequential maintenance growth. It is important because it shows that despite a difficult and very competitive environment, our customers continue to renew their commitment to Compuware. Our customers stay with us for one reason: They realize the unequaled value they receive from our products and services.

To this end, our dedicated customer relations organization continues to ensure that all of our mainframe customers receive the topnotch service that they deserve and that they fully comprehend and are committed to the value we provide them.

I would also like to stress that our renewal rates are not limited to mainframe software alone. License renewals for our distributed offerings continue to improve as the distributor renewal rates now stand at approximately 82%.

Additionally, I'd like to make a few comments with regards to a number of our business partners on the distributed solutions.

In the quarter, we released a version of OptimaJ that provides integration support to BEA's Workshop technology and our field

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

sales organization continues to work jointly with their sales force in building a sales pipeline.

We are also working closely with Microsoft as a member of the Dot Net Evangelists Program and also in their technology centers. We have also signed a neutral go-to-market agreement with the industry leaders [Legatees] [ph] and Spherion to both sell and deliver our CARS solutions.

Now I'd like to turn it over to Laura.

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Laura Fournier - Compuware - SVP & CFO

Thank you, Hank.

I am sure you have already concluded that the favorable operating results in the fourth quarter have had a positive impact on our balance sheet. Starting with cash, we will end the year with over $760m. That's compared to $650m at the end of the third quarter and $575m one year ago.

Cash flow from operations will be, as Pete said, approximately $120m for the quarter and approximately $250m for FY'04. Cash flow from operations is expected to be in the $200m range for FY'05.

Our annual audit is currently underway around the world. Our finance team worldwide continues to put forth a significant effort to ensure that the reported financial results are accurate and in accordance with US GAAP, tax regulations, and of course the SEC and NASDAQ guidelines.

There is nothing unusual or unexpected that had a significant effect on our financial results. Our capitalization rate for R&D expenses is lower than it has been all year. The quality of our accounts receivable remains high, with no unusual fluctuations in DSO.

Pete has already reported the increase in deferred license fees of $12m and deferred maintenance is up as well. We remain debt-free and our accruals are conservative. Details on all of these subjects will be provided during our conference call on May 12th.

One final note with respect to FY'05: We expect our effective tax rate to remain at approximately 28%.

Now I'll turn the call back to Lisa.

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Lisa Elkin - Compuware - VP Corporate Communications & IR

Thanks, Laura. Ladies and gentlemen, we will now be happy take your questions.

QUESTION AND ANSWER

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Operator

Thank you. (Caller Instructions.) Our first question comes from Kevin Buttigieg.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Thank you. It's Kevin Buttigieg. Congratulations on the quarter - a couple of questions. Could you talk a bit about Covisint, first of all, sort of what in '05 your expectations were for that, as well as if it had any impact on fourth quarter numbers and sort of where that might be in the financial statements?

Pete Karmanos, Jr: Well, I can talk about that. Our expectation for our Covisint -- first of all, is it had zero effect.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay.

Pete Karmanos, Jr: In this quarter.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Uh-huh.

Pete Karmanos, Jr: Our expectations for them are to add about $27m in revenue and a small profit, not much.

--------------------------------------------------------------------------------
Kevin Buttigieg - Kaufman Brothers - Analyst

Okay. In what line would you expect the [inaudible]?

[Crosstalk]

Pete Karmanos, Jr: We're going to show that in a separate line.

--------------------------------------------------------------------------------
Kevin Buttigieg - Kaufman Brothers - Analyst

Okay.

--------------------------------------------------------------------------------
Laura Fournier - Compuware - SVP & CFO

For the quarter it'll be in services.

Pete Karmanos, Jr: Yeah. For the fourth quarter it'll be in services, but a million bucks at most.

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

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Kevin Buttigieg - Kaufman Brothers - Analyst

Right. Okay and then --

Pete Karmanos, Jr: It's going to be, you know, Covisint is going to be interesting. It's certainly different from the rest of our business, but we have a chance to actually hook up an entire industry and have all the data that that industry uses. It'll be interesting if nothing else and we get paid for that.

--------------------------------------------------------------------------------
Kevin Buttigieg - Kaufman Brothers - Analyst

Uh-huh.

Pete Karmanos, Jr: It'll be interesting, though, to see what kinds of opportunities fall out of that for the industry and for Compuware.

--------------------------------------------------------------------------------
Kevin Buttigieg - Kaufman Brothers - Analyst

Okay and then can you update us on your share buyback? Did you do any repurchases in the fourth quarter?

Pete Karmanos, Jr: No. We didn't do zip.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay and any plans to change that this quarter or so?

Pete Karmanos, Jr: No.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay.

Pete Karmanos, Jr: We plan to use our cash to make money for the Company, not make money for a few shareholders like myself.

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Kevin Buttigieg - Kaufman Brothers - Analyst

And where do you see the incremental investments coming from next year?

Pete Karmanos, Jr: Oh, we're going to invest in technology companies that fill out our strategy.

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Kevin Buttigieg - Kaufman Brothers - Analyst

So small acquisitions again?

Pete Karmanos, Jr: Well, there might be some. Some of them might be small, but I think some of them will be extremely significant.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay and then could you talk a little bit about approximately what the dollar mix was on licenses between distributed and mainframe in the quarter?

Pete Karmanos, Jr: We don't have all that data right now.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay.

Pete Karmanos, Jr: So we hate to say it. We can talk about coming up with, we think, distributed versus mainframe on new licenses and capacity and that will be about 50-50.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay, for '05?

Pete Karmanos, Jr: Yeah.

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Kevin Buttigieg - Kaufman Brothers - Analyst

Okay, thank you.

Peter Karmanos, Jr: You're more than welcome.

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Operator

Damian Rinaldi, First Albany.

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Damian Rinaldi - First Albany - Analyst

Yes, nice job on the quarter. Were there any large transactions in the quarter?

Pete Karmanos, Jr: That is the neatest thing about this quarter. I think the biggest transaction we had was Clark that ran at $2m.

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Damian Rinaldi - First Albany - Analyst

Okay and then --

Pete Karmanos, Jr: And there was just one of those babies.

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

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Damian Rinaldi - First Albany - Analyst

Okay. You made some comment, or I think Tommi did, about the services organization and improvements in profitability that you expect. Can you talk about trends in billing rates and utilization? How have those metrics changed?

Pete Karmanos, Jr: Let me explain something. You know we've beat it to death but we really did get a large portion of our business somehow mixed into the supplemental services kind of business and we've been working very hard to get out of that. But the thing that's really going to drive our services business is our Vantage product, our OptimaJ product, and our CARS product and then our senior project managers and our highly skilled technicians.

Let me just give you some examples. When you're in the supplemental staffing business with offshore and all that, if you can get $55 an hour for a highly skilled technician you're doing a pretty good job and obviously the margin on that is nothing to write home about. For a Vantage rep to go out and work, similarly to the way that a systems programmer used to work in a large mainframe shop, we're getting close to $2000 a day for those people.

On OptimaJ, we plan to really push the market and one of the ways we're going to do that is we're going to go to a few of our clients and offer to take over the maintenance of some of their major applications. So, for example, if a large organization were spending $30m a year in maintaining one of their key legacy applications, over a five-year period of time they would look at spending roughly $150m on that.

We believe that we can redo that application in OptimaJ, re-host it if necessary, and then perform the maintenance on that application over the next five years for as low as $50m to as high as $75m. We think that our effective billing rates on that will be significant. Our margin will be significant and our clients will be tickled pink and we think we're going to get an awful lot of that work, especially when we can prove, in a few cases, that it was very effective.

Our QA architects and planners go in at about $1800 a day and our senior project managers and highly skilled technicians working on high-level projects for our customers are at about $1200 a day. That compares to the $700 or $800 a day we got in the supplemental staffing business.

So, we see that as we shift over we're not going to get any great gains in revenues. As a matter of fact, service is going to be fairly flat, as I said, but the margin in those services will increase enormously and we're working very, very hard on that. Our certification program is geared to that. The realization that they're going to be $12 an hour and $10 an hour and $15 an hour programmers offshore forces us to make sure that we are providing value.

We just had a small hint on a job that we had, a very small job - and there's about 30 or 40 more of these following this one - where we bid against an offshore company on this small project. They bid 19 weeks worth of effort and we big two weeks worth of effort and we really think we can finish in one week.

Now, needless to say, we got the job. We got it at premium rates because time to market is maybe even more important than the actual cost. And we think that we can compete very easily with the offshore companies if we arm our people with productivity tools that make them supermen and we know we can do that.

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Damian Rinaldi - First Albany - Analyst

You expect that higher value service offering to be a lot stickier, too, don't you?

Pete Karmanos, Jr: Oh, I don't know. You know one of the nice things is that if you put somebody on contract at XYZ Company and they're really a good COBOL programmer and they're nice people and they work well with the client, they might stay there six or seven years. You don't lose any time on them.

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Damian Rinaldi - First Albany - Analyst

Right.

Pete Karmanos, Jr: All right, that's why you can afford to bill them at $55 or $60 an hour. These people aren't that sticky. You know I would be hard pressed to explain to our customer that paying $2000 a day for two years in a row would deliver value to them.

But we still expect them to have more work than they can handle, so we will get not 100% utilization but maybe 110% on one end of the scale and 80% on the other end. If you take 80% times $225 an hour it's still a reasonable rate and I think we can make money on that.

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Damian Rinaldi - First Albany - Analyst

One last question. You talked about uses of cash for acquisitions. Do you expect those acquisitions to be sooner rather than later this fiscal year?

Pete Karmanos, Jr: We have some sooner.

--------------------------------------------------------------------------------
Damian Rinaldi - First Albany - Analyst

Okay. All right. Thank you very much.

Pete Karmanos, Jr: I really can't talk about them.

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

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Damian Rinaldi - First Albany - Analyst

Congratulations.

Pete Karmanos, Jr: But they're exciting.

--------------------------------------------------------------------------------
Operator

Kirk Materne, Banc of America Securities.

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Kirk Materne - Banc of America Securities - Analyst

Okay. Thank you very much. Congratulations on the quarter, as well. Just in terms of, I guess, the growth in the license side of the business, I guess how much of that is just some of the reps you hired back six to nine months ago finally coming on line? I guess, qualitatively how much is just the market getting -- I assume that some is just the market getting better as well. Just any color around that, are you getting better productivity from those reps now?

Pete Karmanos, Jr: Oh, we're going to. We're demanding better productivity and we're getting it. The economy is improving slightly and we have some kick ass products.

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Kirk Materne - Banc of America Securities - Analyst

Okay. Just so I think about it correctly going forward, is this a good base of license revenue to use in terms of going forward? Do you have all the reps on line? There's not going to be incremental benefit from that, so really what's going to happen going forward is going to be you all gaining market share as well as the market improving?

Pete Karmanos, Jr: Yes sir.

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Kirk Materne - Banc of America Securities - Analyst

Okay. Thanks. That's helpful.

Pete Karmanos, Jr: But we're going to get better productivity out of the reps that we have, so there's still going to be some of that as well.

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Kirk Materne - Banc of America Securities - Analyst

Okay. That's helpful. Thanks and then just, Pete, you mentioned that you feel that the services business is really starting to bottom here? I guess is that just new product in the pipeline that you're looking at? Clearly it wasn't, you know, sequentially it wasn't down as much as it's been the past few quarters. Is it just the pipeline that you see out there and you feel confident about the closure rates on those deals?

Pete Karmanos, Jr: Yeah.

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Kirk Materne - Banc of America Securities - Analyst

Okay. Thanks and I think that's about it. Congratulations. Thanks.

Pete Karmanos, Jr: Thank you.

--------------------------------------------------------------------------------
Operator

David Rudow; Piper Jaffray.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Hey, congrats on the quarter you've had.

--------------------------------------------------------------------------------
Laura Fournier - Compuware - SVP & CFO

Thank you.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

You know, a couple of quick questions, looking at the license side. Where did the upside come from, by product line?

Pete Karmanos, Jr: We'll discuss that in detail on May the 12th.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay.

Pete Karmanos, Jr: We really want it just for guidance for next year, but we realize that we just finished a quarter, and we can tell you all the nice things about the quarter and then the details on all the different product lines will be available. We'll discuss them in detail on the 12th.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay and my battery in my cell phone is going to die. So, how many CARS deals did you close during Q4?

Pete Karmanos, Jr: We don't have all that, but not as many as we'd like but it's moving along nicely. I characterize it as we started at the bottom of the hill with this little small snowball and we've been rolling it uphill. It's gotten to be pretty big and we're right at the crest of the hill and we're shoving that damn thing as hard as we can, because we know once we get over the crest of the hill it's

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

                                                                Final Transcript
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CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial
Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

going to be a big mama when it gets down to the other side. That's the way I would characterize our CARS effort.

We had a CEO of a major customer that has been a mainframe customer of ours for years and years and years and they got started slowly with CARS. In fact, we had to extend their commitment, because we didn't want them to have to pay us again, because it just had been part of an enterprise deal we did. We wanted them to install it and start using it. This CEO, after three or four months of usage, had called Tommi and told her that he thinks every company in America needs CARS.

That's the same mantra that I've been having with all of our people. Anybody that's installing computer systems in today's environment needs CARS and it's a change in the way people typically are doing business. It's process-driven and it gives visibility to everybody in the organization on exactly what's going on with all the projects and where they stand and it gives them statistics so they can continue to improve the quality of their development effort.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Uh-huh.

Pete Karmanos, Jr: And it's going to be a big product. It's just painfully slow at this point in time.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay and then finally on '05, what do you expect mainframe growth to be in the businesses? Is that up to 5% [inaudible]?

[Crosstalk]

Pete Karmanos, Jr: Yeah. We think it's going to be about 5%.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Five percent. Okay, great, I appreciate the time. Thank you much.

Pete Karmanos, Jr: Uh-huh.

--------------------------------------------------------------------------------
Operator

(Caller instruction reminder.) Our next question comes from John Rizzuto, Credit Suisse First Boston.

Peter Karmanos, Jr: That was Credit Suisse First Boston I assume, Wendy?

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Yes, hello? Can you hear me, Peter?

Peter Karmanos, Jr: Yes we can hear you.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay, great. Good quarter. Peter, I have a quick question. As we look at these, clearly there's a cyclical rebound out there. What are the tangible things that you look at that makes you feel confident that it's more of what Compuware is doing than just a better environment right now, that you say, okay, we are executing better, it's not just a better environment for us?

Pete Karmanos, Jr: I'm sorry. I don't quite understand the question.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Well, you know it's kind of like the tide raises all boats. There are companies that a lot of companies are doing better because the environment's better.

Pete Karmanos, Jr: Uh-huh.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

We want to figure out how the companies that are grabbing share and growing faster than the industry because they're doing something different along with rebound and I guess you, as a manager, would look at those things and try to understand that. Earlier today you talked about, in this call, that your message is getting out. People are starting to understand the value of your products. How do you distinguish between it is the messaging, it is the value of your products and it's not just that budgets have loosened up?

Pete Karmanos, Jr: That's always been tough. One of the ways that we do it is we watch our pipeline.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Uh-huh.

Pete Karmanos, Jr: All right and if that pipeline is increasing faster than the growth in the market, you know that you're more effective on your sales calls, you're more effective on the mix of the products and all that.

But just a word of caution: One of the things that happened to us is if the economy slows down and you have a certain pipeline and it starts to elongate the sales cycle, which happens when it's a slow

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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

economy, that can significantly effect your results quarter over quarter. Or as we here, results sequentially as well.

The solution to that, really, in the long run, is just to build a humongous pipeline and the way you do that is you increase the size of your sales force. You make sure that they're productive and you make sure that your products are must-have products versus nice-to-have products.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Uh-huh.

Pete Karmanos, Jr: And right now, even with the amount of stuff that we sold this quarter, our pipeline - which again, we'll be able to discuss in detail in May - has grown significantly. And we believe that, along with the fact that the economy is better so it's closing faster, is going to help us really build the business.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay. You've indicated that you feel pretty good about the distributed environment. I may have --

Pete Karmanos, Jr: I feel tremendous about our distributed environment.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

What -- I may have missed it. Did you give a statistic on what the breakdown was this quarter for distributed? I may have missed it.

Pete Karmanos, Jr: No. We didn't do that because we're still in the middle of the audit and finishing up all those details.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay.

Pete Karmanos, Jr: We will give that kind of breakdown on our call on May the 12th. The reason that call is so long is because at our year-end we need to have the audit finished.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Sure.

Pete Karmanos, Jr: But we think, going into next year, the breakdown will be about 50-50, 50% distributed, 50% mainframe.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Wow. That's a big switch.

Pete Karmanos, Jr: Yes it is.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

That's a big jump. Now, I guess you indicated now, do you think the pricing pressure that you experienced on the mainframe side that has kind of stabilized and abated at this point?

Pete Karmanos, Jr: Yeah. Well, it's not ever going to -- you know people will never be satisfied with the price.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: But if you can demonstrate value it really helps them stomach your prices. And the fact of the matter is I have said over and over again there isn't anybody ought to -- if somebody is willing to give them the product for nothing, all right, there better be a good reason for them to pay us a lot of money for it.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: And we're sort of like a sleeping giant that's been woken up. We've gone out and recaptured the interests of our customers because of the tremendous value that even some of our old standard products continue to deliver. And that really is the bottom line.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay great. Hey, I know I've asked a lot, but just one final question. You talked about acquisitions to fill out toward your longer-term strategy.

Pete Karmanos, Jr: Uh-huh.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Just want exactly might that be? Is that on the application --?

Pete Karmanos, Jr: Well, let me just help you with that. Okay?

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay.

--------------------------------------------------------------------------------
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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

Pete Karmanos, Jr: If you look very carefully at our products and look at OptimaJ and UNIFACE.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Uh-huh.

Pete Karmanos, Jr: All right? Those are products to help people develop applications.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: All right. If you look at CARS and our QA testing products, then we build the application and by the way, now for example, OptimaJ will produce it's own test strips that we can use with our QA product or use in CARS.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: All right and then you get one of the hottest products in the entire market today is our Vantage suite of products that help people manage the applications once they're in production.

So we are a big time player in the build, test, and manage segment of the business and obviously, when you're in that part of the market, there are two or three other things that you may want to do. You may want to be able to integrate, to build, test, and manage into a comprehensive IT governance offering.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay.

Pete Karmanos, Jr: All right, that really makes sense and this is just sort of plopped on top of something, but actually integrates with your CARS product. It integrates with your built products. It integrates with your managed products. And then you have a variety of other little things that when you walk into the customer, you make the call at the CEO and/or CIO level or CFO level and you talk about your overall strategy going forward.

We have evolved from a company with some really great point products to a company that's helping companies strategize where they're going to be in the future and how they're going to build quality applications and make sure that they're achieving their service level agreements they have with their users.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay. That makes a lot of sense, but it is really expanding that core competency that Compuware has always had, it sounds like.

Pete Karmanos, Jr: Yeah, but tying it more tightly.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: You know, in the mainframe world, development was COBOL.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Right.

Pete Karmanos, Jr: Right? And for years it was whatever mainframe manufacturer, you needed to know their version of COBOL . In the end, it was because they have a monopoly. It's IBM's COBOL on their mainframes. They're desperately trying to change that with different ways of approaching development and we're going to be right there competing with them.

--------------------------------------------------------------------------------
John Rizzuto - Credit Suisse First Boston - Analyst

Okay great. All right. Thank you.

--------------------------------------------------------------------------------
Operator

Deepak Patel, Signal Capital.

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

Hi guys, good quarter. I have two questions. Pete, one is you talked about the acquisitions. Can you give us some sense of how large the acquisitions you're thinking about?

Pete Karmanos, Jr: Oh, I think we're going to do a couple hundred million dollars worth in the next fiscal year.

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

I'm sorry, how much?

Pete Karmanos, Jr: A couple hundred million cash.

--------------------------------------------------------------------------------
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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

Okay and I presume you're not going to use stock and I guess my follow-up is on the last several conference calls, Pete, you've said you felt the equity of Compuware was worth $20-25.

You said the mainframe business was worth sort of double-digits and the stock is still sort of under those levels. I guess the question on the buyback that someone else asked, I guess I'd repeat that question and then how do you get sort of the $20-25 sort of pricing? Thanks.

Pete Karmanos, Jr: Well, let's see. It's really interesting. It's one of the more frustrating problems that I face as the CEO of the Company and it makes me feel like I'm not doing my job.

I'm going to go through some numbers, because this really bothers me, you know. If someone were to come along and say why don't you go and sell the pieces of the Company and figure out what that's worth. I've sat down and figured that out, not because I want to but because it's very frustrating to have a stock that hovers around $7.00 a share and you know the pieces of business, as they exist today, are significantly more than that.

For example, and I'll give you it item by item. The cash flow on our maintenance, if you figure about $370m to $380m a year worth of cash and that maintenance space is stabile, that's just like some normal financial calculations, that you could sell for about $3.5b. And if it's growing at 5% a year, which we think ours is growing, that's about $4.5b worth of value.

We also have accounts receivable and deferred revenue that's worth about $1b 200m -- not worth about, is worth $1b 200m and all that is fully reserved. It's very high quality receivables. Our deferred revenue, our history has been that everybody pays.

Our mainframe product, if you think they're going to do about $200m a year and slightly growing, one could say that you could sell that on the low side for about three times revenue, because they do generate huge cash flows in the maintenance, or about $0.6b. And on the high side, if it's showing tendencies to grow, about $1b or five times revenue.

On our distributed products, if they're growing at 50% or 60%, one could sell them, especially products like OptimaJ, Vantage and CARS, in the $1.2b range or six times revenue are as high as $1.5b if it's growing 80% or 90% a year. Our professional services business, if you figure it on the base of $600m, because of the nature of the business, the strategic accounts that we control, that's worth anywhere from $0.5b to $750m. Then good old cash is what cash is and that $750m could be as high as $1b.

So, if I add all those numbers up, the low side adds up to $7.75b. The high side adds up to $9.95b. Divide that by 400 million shares outstanding. We really have about 380 to 390 outstanding. But if we take all those options that would come into the money and all that, it would be about 400 million and you divide 400 million into $7.75b, you come up with a per share value of $19.37 a share (or, in the old days, nineteen and three eighths). All right and if you divide the 400 million into $9b 950m, which the other column adds up to, and you divide that 400 million shares into that it comes out to $24.87 a share.

So, here I'm sitting with a Company that I think is going to grow, generate cash like crazy, has great products, has an annuity in our maintenance space that granted we fight hard to keep, and we're selling for about a third of what I think the break up value of the Company is. So, I guess it's my job to unleash that value. We're doing the best we can, but quite frankly, I feel like I simply don't understand it.

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

Pete, I guess two follow-ups and then I'll jump off. The maintenance business is $3.5b on sort of the low end and I guess what gives you confidence for that in some kind of private market value?

And then two, sort of if I fast-forward six to twelve months and you feel like you've done better and you sort of do bet on your plan and then the stocks, you know, may be now 20's, whatever, it's right around the same level. I mean, what can you really do to sort of unleash value? What are you planning on doing in that sense? Thanks.

Pete Karmanos, Jr: Well, let me tell you. If we sit back for let's say six months or nine months and have the kind of results that we've been having and the stock price isn't going up, we're going to start looking at pieces of this Company, you know. I have very much confidence in the value of, for example, the cash flows that maintenance produces and in fact, I've had people talk about what those values are and we think -- I know there's a market for it at that price. Let me just say that. I know there's a market at that price.

But, I mean, again, if you just sit down with anybody that's in the business and you say what's $400m worth of cash a year worth growing at 5%, all right and you get a pretty big number, okay. It's a simple arithmetic calculate. But what we would do is have to take a look at certain pieces of the business and capture that value for the shareholders and proceed with parts of the business that we think would be at the proper kind of market valuation.

The fact of the matter is that we had just a nice quarter, the quarter before this, that exceeded a few people's expectations and we made a little bit of money and the stock popped up nicely. I suspect, after we do this quarter, the stock will gain some more value and if we start hitting our numbers in the first quarter of this coming year and the second quarter, we'll see some significant increases in the value.

--------------------------------------------------------------------------------
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

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Compuware Corporation Guidance for Fiscal Year 2005, Comment on Initial Results for Outstanding Fourth Quarter of FY '04
--------------------------------------------------------------------------------

I mean, on one hand I sit here and complain about the fact that our stock is at $5.50 and then $7.50 a share. But also we had like 12 straight quarters of declining revenue and you get premiums in the technology business by showing that you can have some growth.

So, on one hand you know I'm disappointed. On the other hand, what the hell do you expect? You know? So we're going to do our best to show that we can sustain reasonable growth and that our bottom line growth can be spectacular.

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

Okay, thanks, Pete.

Pete Karmanos, Jr: You're welcome.

--------------------------------------------------------------------------------
Deepak Patel - Signal Capital - Analyst

Good luck.

--------------------------------------------------------------------------------
Operator

Kirk Materne, Banc of America Securities.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

Thanks, Actually, Deepak asked my question. Thank you.

--------------------------------------------------------------------------------
Operator

Thank you. (Caller instruction reminder.) At this time I show no further questions.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware - VP Corporate Communications & IR

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware and we hope you have a pleasant evening. 10

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